1 Investor Meeting September 12, 2007 Exhibit 99.1

Safe Harbor Statement
Certain statements made by Noble International, Ltd. (“Noble”) in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, may be
“forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of
1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management’s assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales; our ability to successfully integrate acquisitions; changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors; costs related to legal and administrative matters; our ability to realize cost savings expected to offset price concessions;
inefficiencies related to production and product launches that are greater than anticipated; changes in technology and technological risks; increased fuel costs; work stoppages and strikes at our facilities and that of our customers; the presence of downturns in customer markets where the Company’s goods and services are sold; financial and business downturns of our customers or vendors; and other factors, uncertainties, challenges, and risks detailed in Noble’s public filings with the Securities and
Exchange Commission. Noble does not intend or undertake any obligation to update any forward looking statements. For more information see
www.nobleintl.com.

3 Leading Market Share Diverse Customer Base Significant Opportunities Global Manufacturing Footprint Experienced Management Team Company Overview

Noble Management Team
Bob Skandalaris Chairman, Founded Noble International in 1993.
Tom Saeli CEO since March 2006;  Member of the Noble Board of Directors since 2002;  Previous experience includes Lear Corporation Vice President of Corporate Development 1998 –
2006, Oxford Investment Group, Pepsico and CBS;  MBA, Columbia University;  BA,
Hamilton College.
David Fallon CFO since January 2006;  With Noble since 2002.  Previous experience includes
Textron Automotive, DaimlerChrysler, and Deloitte & Touche;  MBA, Wharton School of
Business; BA, University of Dayton.
Dirk Vandenberghe President Noble Europe/Asia;  President Tailored Blank Arcelor (“TBA”) since 2003.
Previous experience includes various positions within the ArcelorMittal Group since
1990; Ph.D., University of Ghent, Belgium
Frank Sovis President Noble North America;  With Noble since February 2007; Previous experience includes Lear Corporation President Interiors Division, various executive management positions since 1992;  MBA and BA, University of Michigan.
Craig Parsons Executive Vice President responsible for Global Sales and Asia Pacific Business
Development;  With Noble since 1993.  MBA, University of Detroit; BS, Eastern
Michigan University.

Noble International, Ltd. Summary
World’s largest supplier of laser welded blanks
Leading supplier of roll-formed products
Pro forma revenue of $1.3 billion annually
Only laser welder with global footprint
Operates 24 facilities in 12 countries
Employs over 2,600 people

Noble’s History
$0
$200
$400
$600
$800
$1,000
$1,200
1986 1990 1995 2000 2005 2007
Noble Acquires
Utilase Creating
Noble Metal
Processing
Mexico Plant
Start-Up
Australia Plant
Start-up
LWI
Acquisition
Prototube
Acquisition
Kentucky Plant
Start-up
Utilase
Founded as
1
st
Laser
Processor
Canada Plant
Start-Up
Utilase Supplies
1
st
Application in
North America
Pullman
Acquisition
TBA Acquisition
WISCO JV
Formation

Why Combine Noble and TBA?
Creates a global leader in laser welding and providing
structural solutions
Noble can supply global vehicle platforms
Diversifies geographic and customer base
Establishes a strategic partnership with ArcelorMittal, the
world’s largest steel producer
Access to ArcelorMittal’s $65 million of annual automotive
research & development
Improves access to all levels of the customer base
ArcelorMittal will own 40% of Noble shares
Structure maintains a strong balance sheet

Noble’s Global Manufacturing Footprint
Plant Locations
Noble Facilities TBA Facilities
United States United States
Warren, MI Holt, MI
Shelbyville, KY Europe
Stow, OH Bremen, Germany
Tonawanda, NY Zaragoza, Spain
South Haven, MI Genk, Belgium
South Haven, MI Lorraine, France
Spring Lake, MI Gent, Belgium
Butler, IN Birmingham, UK
Mexico Senica, Slovakia
Puebla, Mexico India
Queretaro, Mexico Maruti Joint Venture
Silao, Mexico China
Canada Bao Steel Joint Venture
Brantford, Ontario
Australia
Adelaide, Australia
China Source:
WISCO JV Company Management
(3)

Post-Acquisition Market Shares
Others 3%
OEMs 9%
PowerLasers
10%
TWB 22%
Shiloh 17%
Noble
39%
Others 3%
Noble
31%
Voest 11%
Thyssen 32%
Gestamp 8%
Saltzgitter
5%
OEMs 10%
North American Market for
Laser Welded Blanks
Source:  Company Management
European Market for
Laser Welded Blanks
Source:  Company Management

Noble’s Customer Concentration
Noble Before TBA Acquisition
Source:  Company Management
Noble After TBA Acquisition
Source:  Company Management
Other 8%
Ford 19%
Asian OEMs
4%
VW 5%
DCX 31%
GM 33%
VW 16%
GM (NA)
17%
Chrysler
(NA) 17%
GM (EU) 5%
Chrysler
(EU) 1%
Ford (NA)
11%
Ford (EU) 5%
Peugeot
14%
Other 8%
Renault/
Nissan 6%

Noble’s Geographic Diversification
Noble Before TBA Acquisition
Source:  Company Management
Noble After TBA Acquisition
Source:  Company Management
Other 3%
Canada
19%
Mexico 11%
USA 67%
Europe 45%
Other 2%
Canada
10%
Mexico
6%
USA 37%

ArcelorMittal – Key Facts & Figures
The world’s number one steel company
is Noble’s strategic partner and largest shareholder
Full Year 2006 Pro Forma Figures
Revenues $88.6 Billion
Shipments
110.5 million metric tons; 4X largest than
nearest competitor
Research & Development
13 R&D centers;  Total budget in excess of
$200 million;  $65 million for Automotive
Global Footprint
Operating in over 60 countries; #1 market
share in every region except Asia

Global Business Strategy
Diversify Revenue
Sources
Expand market share with European OEMs
Further penetrate the transplant OEMs
Establish a presence in emerging markets
Drive Continuous
Improvement
Reduce capital requirements and improve capacity utilization
Aggressively manage material usage to reduce scrap expense
Implement new processes and best practices to enhance operating efficiency
Successfully Integrate
Acquisitions
Ensure key employees from acquired companies are retained
Dedicate resources to integration without compromising the existing business
Communicate a sense of urgency regarding realizing cost and revenue synergies
Attract & Retain Talent to
Support Growth
Set Noble apart as an “employer of choice” to attract the best candidates
Structure employee compensation and incentives to retain the “human capital”
necessary to support the Company’s growth
Expand Our Market
Opportunity
Continue to explore non-automotive markets (i.e., Furniture, Aerospace, etc.)
Increase market share by winning new programs and capitalizing on acquisition opportunities as the industry consolidates
Drive new technologies by investing in the research and development of innovative, advanced products

14 Benefits of Alliances and Acquisitions Roll Forming China JV ArcelorMittal Laser Welded Blanks Diversification: Industry Customer Regional Product Technology Management Talent

Leading
Market
Share
Diverse
Customer
Base
Significant
Opportunities
Global
Manufacturing
Footprint
Experienced
Management
Team
Craig Parsons
Executive VP Responsible for
Global Sales Coordination and
Asia Pacific Business Development

Overview of Laser Welding
Laser Welded Blanks (LWB) are created by laser welding flat sheet metal blanks of varying thickness, alloy and / or coatings
Advantages of LWBs over conventional assembly methods include greater safety, reduced weight, fewer parts, less steel usage, higher quality and lower total cost
LWBs should continue to play a significant role in car manufacturing in the next decade as the automotive industry is further challenged to produce lighter, more fuel-efficient cars with enhanced safety features and lower manufacturing costs

Tailgate
B-pillar
A-pillar
Cross member
Side member
Body side
Wheel house
Engine cradle cross member
Rear door
Front door
Underbody beam
Floor panel
Bumper reinforcement
Suspension top

NOBLE INTERNATIONAL, LTD.

17 Laser Welded Blank Applications

Overview of Roll Forming
Roll formed products primarily consist of:
Structural components
Impact systems
Trim components
Noble’s products include:
Door frames, glass channels, load floors, door beams, cross members, headers, A-D pillars, bumpers, roof bows, rockers, etc.
Small non-automotive (office furniture) plant in Spring Lake, Michigan
Laser Welded Tubes:
Manufactured by rolling a flat sheet of steel into a tubular shape and laser welding the seam to create a tubular structure

Roll Forming & Other Product Applications
Catalytic
Converter
Shells
Cross Members
Structural Beams
Bumper Beams
Panel Beams
Chassis Frames
Roof Rails
Fuel Filler
Tubes
Engine Cradles
Radiator
Supports
Crush Tips
Pillars

Noble’s Consolidated Product Mix
Roof Bows
Bumpers
Cross Car Beams
Cross Members
Door Intrusion Beams
Rocker
Reinforcements
Pillars
Bodyside Inners / DOPs
Side Sills
Cowl Sides
Liftgate Inners
Longitudinal Rails
Sunroof Rings
Seat & Backframe
Components
Crush Cans
Fender Inners
Wheelhouse Inners
Front of Dash Panel
Windshield Headers
Load Floors
Window Guides
Door Tracks
Glass Channels
Seal Retainers
Drip Rails
Window Frames
Frame Rails
Laser Welded
Blanks
Roll Formed
Products
Roof Rails

Noble’s Platform Penetration
2006 Sales Noble
Nameplate (units) Content
1 Ford F-Series 796,039
2 Chevrolet Silverado 636,069
3 Toyota Camry 448,445
4 Toyota Corolla/Matrix 387,388
5
Dodge Ram 364,177
6 Honda Accord 354,441
7 Honda Civic 316,638
8 Chevrolet Impala 289,868
9 Nissan Altima 232,457
10
Chevrolet Cobalt 211,449
11 Dodge Caravan/Grand Caravan 211,140
12 GMC Sierra 210,736
13 Ford Explorer 179,229
14 Toyota Tacoma 178,351
15
Honda Odyssey 177,919
16 Ford Focus 177,006
17 Ford Taurus 174,803
18 Chevrolet Trailblazer 174,797
19 Honda CR-V 170,028
20
Ford Mustang 166,530
Source:  Automotive News Data Center and Company Management
Top 20 light vehicles in the United States
Noble supplies 80% - 85% of the top 20 light vehicle
platforms in both North America and Europe
2006 Sales TBA
Nameplate (units) Content
1 Renault Clio 475,134
2 Ford Focus 440,350
3 Volkswagen Golf 426,786
4 Fiat Punto/Grande Punto 415,989
5
Ford Fiesta 371,232
6 Opel Astra 353,049
7 Volkswagen Passat 345,288
8 Peugeot 307/307W 315,584
9 Volkswagen Polo 307,600
10
Renault Megane 300,847
11 BMW 3 Series 292,578
12 Renault Scenic/Grand Scenic 260,685
13 Toyota Yaris 245,822
14 Audi A4/S4/RS4 241,044
15
Peugeot 206/206SW 240,948
16 Fiat Panda 232,795
17 Skoda Fabia 226,653
18 Opel Corsa 223,799
19 Skoda Octavia 219,775
20
Peugeot 207 218,476
Source:  Automotive News Data Center and Company Management
Top 20 light vehicles in Europe

Challenges Facing the Auto Industry
Commodity Pricing
The price of steel is rising and supply is tight in certain regions
Worldwide fuel prices continue to be volatile
Government Standards
The United States is raising CAFE standards
Global emissions standards are tightening
Safety requirements are becoming more stringent
Market Environment
Global competition is intensifying
Consumers demand higher quality and performance
Noble’s 21
st
Century Auto Body Solutions ®
assist OEMs in meeting these challenges

Laser Welded Blank Value Equation Example
OEM Design
One piece blank
1.19mm gauge steel
throughout
Blank is cut from a
single coil
47.74 pounds of total
material usage
Noble Design
Two piece blank
1.19mm gauge steel throughout
Blanks A & B cut from two separate coils
38.44 pounds of total material usage
Blank A Blank B
45.21”
71.24”
41.18”
62.63”
Blank A = 21.35 pounds
Blank B = 17.09 pounds
Two blank design results in a 19.5% material usage reduction.
One Blank

Noble’s R&D and Technology Portfolio
The Company has been issued 22 patents with another
18 patents pending
Main technologies include:
Trademarked and patented P-Tech
®
process
Process of transforming low-strength steel into ultra high-strength steel, or “UHSS”
Currently providing UHSS bumpers for the Ford Mustang
Launching UHSS bumpers for a new Ford program
Laser blank welding efficiency and systems design
General body-in-white and impact structure design
Metallurgical transformation for steel

25 Leading Market Share Diverse Customer Base Significant Opportunities Global Manufacturing Footprint Experienced Management Team David Fallon Chief Financial Officer

Noble’s Guiding Financial Principles
Create shareholder value by working to maximize return
on invested capital
Improve the cash return on total assets in order to pay
dividends, service debt, preserve existing assets and
invest in new assets
Operate with modest leverage levels while maintaining
ample liquidity
Apply sound economic and financing practices when
evaluating new investments

Noble Summary Financial Information
$ in millions
Noble
(1)
TBA
(2)
Combined
Sales 596.9 $      478.8 $      1,075.7 $
EBITDA 46.2 $         62.4 $         108.6 $
Net Operating Profit 28.0 $         30.0 $         58.0 $
Total Debt (12/31) 137.1 $      131.3 $      268.4 $
Leverage Ratio 3.0              2.1              2.5
(1)
  Pro forma for a full year of Pullman Operations
(2)
  Pro forma as contained in the Noble Proxy Statement
2006 Pro Forma

Noble’s Focus on Growth
Noble has grown annual sales at a 52.1%
compounded annual growth rate since 2001
$878
$441
$364
$333
$184
$121
$71
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2001 2002 2003 2004 2005 2006 2007
Mid point of
expected range
of $865 - $890
million

Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07

NOBLE INTERNATIONAL, LTD.

Creating Shareholder Value
$10,000 invested in Noble on Dec 31, 2001 would
have grown to $40,100 as of August 31, 2007
$40,100
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
27.8% CAGR

Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07

NOBLE INTERNATIONAL, LTD.

NOBL Performance since March 1, 2006
$20,023
$10,852
$12,574
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
$16,000
$17,000
$18,000
$19,000
$20,000
$21,000
$10,000 invested in Noble on March 1, 2006 would
have grown to $20,023 as of August 31, 2007
NOBL
DJUSAP
Russell 2000

31 Leading Market Share Diverse Customer Base Significant Opportunities Global Manufacturing Footprint Experienced Management Team Questions